EQUITABLE LIFE INSURANCE COMPANY OF IOWA
                              SEPARATE ACCOUNT A
                           Supplement to Prospectus


     The following supersedes certain information appearing in the Prospectus dated May 1, 1995, of Equitable Life Insurance Company of Iowa Separate Account A ("Separate Account").

     The purpose of this supplement is to notify you of a proposal to substitute shares of the Advantage Portfolio of Equi-Select Series Trust ("Trust") for shares of the Government Securities Portfolio and the Short-Term Bond Portfolio of the Trust (collectively, the "Portfolios").

     On January 31, 1996, Equitable Life Insurance Company of Iowa (the "Company") filed an application with the Securities and Exchange Commission ("Commission") requesting an order approving the Substitution. Upon obtaining the order from the Commission approving the Substitution, and subject to any prior approval by applicable insurance authorities, the Company and Separate Account propose to effect the Substitution as soon as is practicable.

     The Company has proposed the Substitution to provide a transfer of the assets of the Portfolios that currently and in the future may be expected to be of insufficient size to promote consistent investment performance or to reduce operating expenses. The transfer of assets is also expected to assist the Company in further expanding assets with resulting benefits to Owners.

     An Owner, prior to the date of Substitution, may transfer his or her Portfolios' Sub-Accounts' value to any other sub-account of the Separate Account without any limitation or charge being imposed. Moreover, following the Substitution for a period of 30 days, the Company will permit transfers from the Portfolios' Sub-Accounts to any other sub-account of the Separate Account without any limitation or charge being imposed. After the 30 days, any transfers from the Portfolios' Sub-Accounts will be subject to the restrictions described in the Prospectus.

     A complete list of all Portfolios of the Trust in which the Separate Account invests is set forth in the Prospectus. You may obtain a Prospectus by writing or calling the Company at the address or telephone number set out below.

     The Company believes, based on its review of existing federal income tax laws and regulations, that the Substitution will not have any tax consequences to Owners.

     The Company will effect the Substitution by simultaneously placing an order to redeem the shares of the Portfolios and an order to purchase shares of the Advantage Portfolio of the Trust. The Company will bear the expenses attributable to the Substitution. The Company will send affected Owners a notice within five days after the Substitution.



            CUSTOMER SERVICES:  800-344-6864
   Issued by:  Equitable Life Insurance Company of Iowa
  Distributed by:  Equitable of Iowa Securities Network, Inc.
                   604 Locust Street
                Des Moines, Iowa  50309



     The date of this Supplement is January 31, 1996.